SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549


                                 FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  July 21, 1994


                             MULTIMEDIA, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


                              South Carolina
              ----------------------------------------------
              (State or other jurisdiction of incorporation)





     0-6265                                           57-0173540
- - ------------------------                         -------------------
(Commission File Number)                            (IRS Employer
                                                  Identification No.)



305 South Main Street, Greenville, South Carolina                   29601
- - -------------------------------------------------                 ----------
    (Address of principal executive offices)                      (Zip Code)





                               (803) 298-4373
                       -------------------------------
                       (Registrant's Telephone Number)

ITEM 5.   OTHER EVENTS.

On July 21, 1994, the Company announced that its Board of Directors has elected Douglas J. Greenlaw as President, Chief Operating
Officer and Director of the Company effective August 1, 1994.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (C)   Exhibits

               20.  Press release dated July 21, 1994.

                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        MULTIMEDIA, INC.



Dated:  July 25, 1994      By: signature of Robert E. Hamby, Jr. appears here
																															____________________________
                               Robert E. Hamby, Jr.
                               Senior Vice President and
                               Chief Financial Officer




Dated:  July 25, 1994     By: signature of Thomas L. Magaha appears here
			                           ____________________________
                              Thomas L. Magaha
                              Vice President
                              Finance & Development/
                              Controller